Phoenix Life Variable Accumulation Account	Phoenix Life Variable Universal Life Account
Big Edge	Flex Edge
The Big Edge Plus®	Flex Edge Success®
Group Strategic Edge®	Joint Edge®
The Big Edge Choice® for NY	Individual Edge®
The Phoenix Edge® – VA for NY	Phoenix Benefit Choice VUL®
Phoenix Spectrum Edge®	Phoenix Joint Edge® VUL
Phoenix Spectrum Edge®+	Phoenix Executive VUL®
Retirement Planners Edge
Freedom Edge®
Phoenix Income Choice®
Phoenix Investors Edge®
Phoenix Dimensions®

PHL Variable Accumulation Account	PHLVIC Variable Universal Life Account
The Big Edge Choice®	Phoenix Benefit Choice VUL®
The Phoenix Edge® – VA	Phoenix Joint Edge® VUL
Phoenix Spectrum Edge®	Phoenix Executive VUL®
Phoenix Spectrum Edge®+
Retirement Planners Edge
Freedom Edge®
Phoenix Premium Edge®
Phoenix Income Choice®
Phoenix Investors Edge®
Phoenix Dimensions®

This supplement amends the prospectuses dated May 1, 2009 for each of the above variable annuity and variable universal life products and should be read with those prospectuses and any other supplements dated since May 1, 2009.

❖	Information Regarding the Liquidation of The Phoenix Edge Series Fund Phoenix Money Market Series

On December 8, 2009, the Board of Trustees (“Board”) of The Phoenix Edge Series Fund (“Fund”) approved the Plan of Liquidation (“Plan”) of the Phoenix Money Market Series (“Series”) and voted to recommend to the Series’ shareholders that they approve the Plan.

The shareholders of the Series approved the Plan at a Special Meeting of Shareholders held January 20, 2010, with the liquidation taking place at the end of the business day January 22, 2010. The approved Series replacement in the Separate Account is Federated Prime Money Fund II.

In light of the above, as of the Liquidation Date, Phoenix no longer offers the Series as an investment option. In addition, as we previously advised contractowners and policyholders invested in the Series, Phoenix took the following actions on the Liquidation Date:

1.	Any account value invested in the Series on the Liquidation Date was automatically transferred to the Federated Prime Money Fund II.
2.	Any future allocations to the Series (made through rebalancing, dollar cost averaging, or other instructions) will be allocated to Federated Prime Money Fund II.
3.	Any attempts to transfer account value to the Series will be rejected.

If you were invested in the Series on the liquidation date, whether your account value was transferred automatically as described above in numeral 1 above or whether you completed a transfer form to transfer your account value to a different investment option, the transfer will have no federal income tax consequences, and no charge, and it will not count against the number of free transfers you are allowed under your contract. In addition, as we previously advised, for the thirty-day period after the liquidation, you may make one transfer of the contract value out of the subaccount investing in the Federated Prime Money Fund II free of any otherwise applicable transfer charge and without the transfer counting as one of a limited number of transfers permitted during any period or permitted during any period free of charge.

If you have any questions about this matter, please call our Customer Service Center at 1-800-541-0171.

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❖	Effective on the Liquidation Date, all references to the Series in the product prospectuses and appendices will be footnoted as follows:

Phoenix Money Market Series*

*Fund liquidation completed on or about January 22, 2010

The following changes are effective on January 22, 2010

❖	The following investment option is added to the list of available Federated Insurance Series investment options on the first page of your prospectus:

❖ Federated Prime Money Fund II

❖	The following is added to the APPENDIX A – Investment Options section of your prospectus:

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company

Dated: January 25, 2010	Please keep this supplement for future reference.

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